SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                               HOMEFED CORPORATION
                 -----------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
(1) Amount Previously Paid:

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(2) Form, Schedule or Registration Statement No.:

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(3) Filing Party:

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(4) Date Filed:

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NY2:\1533628\09\WVCS09!.DOC\64909.0001

                               HOMEFED CORPORATION

                                1903 Wright Place
                                    Suite 220
                           Carlsbad, California 92008

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held July 12, 2005

                            ------------------------

                                                                   June 20, 2005

To Our Stockholders:

           You are cordially invited to attend the Annual Meeting of Stockholders of HomeFed Corporation to be held on July 12, 2005, at 1:30 p.m., at Grand Pacific Palisades Resort and Hotel, 5805 Armada Drive, Carlsbad, California 92008, in the Terrace Room:

           1. To consider and vote on a proposal to elect six directors;

           2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the Consolidated Financial Statements of our company and our subsidiaries for the year ended December 31, 2005; and

           3. To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

           We will be conducting a tour of our Otay Ranch project, for interested stockholders. The tour will begin at 8:30 a.m. on the morning of the meeting and will last approximately four hours. The tour will depart from the Grand Pacific Palisades Resort and Hotel. If you would like to reserve a place on the tour for you and one invited guest, or need directions to the hotel, please call Alison Donley at (760) 918-8200, extension 241, before July 5, 2005.

           Only holders of record of our common stock at the close of business on June 10, 2005 will be entitled to notice of and to vote at the meeting. Please vote your shares, either (i) by signing, dating and mailing the enclosed proxy card in the accompanying postage prepaid envelope, (ii) by telephone using the toll-free telephone number printed on the proxy card, or (iii) by the Internet, using the instructions printed on the proxy card. This will assure that your shares are represented at the meeting.

                                        By Order of the Board of Directors.

                                        /s/ Corinne A. Maki

                                        CORINNE A. MAKI
                                        Secretary

                               HOMEFED CORPORATION

                                1903 Wright Place
                                    Suite 220
                           Carlsbad, California 92008

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------

                         Annual Meeting of Stockholders

                             -----------------------

                                                                   June 20, 2005


           This proxy statement is being furnished to the stockholders of HomeFed Corporation, a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders of our company to be held on July 12, 2005 and at any adjournments or postponements thereof.

         At the meeting, stockholders will be asked:

           1. To consider and vote on a proposal to elect six directors;

           2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors to audit the Consolidated Financial Statements of our company and our subsidiaries for the year ended December 31, 2005; and

           3. To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

           The Board of Directors has fixed the close of business on June 10, 2005 as the record date for the determination of the holders of our common stock entitled to notice of and to vote at the meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the meeting and may vote in person or by proxy by completing the enclosed proxy card and returning it in the enclosed postage prepaid envelope or, as indicated on the proxy card, by Internet or telephone voting. At the close of business on June 10, 2005, there were 8,260,759 shares of common stock entitled to vote.

           This proxy statement and the accompanying form of proxy are first being sent to holders of our common stock on or about June 20, 2005.

                                   THE MEETING

DATE, TIME, PLACE

         The annual meeting will be held on July 12, 2005, at 1:30 p.m., local time, at Grand Pacific Palisades Resort and Hotel, 5805 Armada Drive, Carlsbad, California 92008, in the Terrace Room.

MATTERS TO BE CONSIDERED

         At the meeting, stockholders will be asked to consider and vote to elect six directors and to ratify the selection of independent auditors. See "ELECTION OF DIRECTORS" and "RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS." The Board of Directors knows of no matters that are to be brought before the meeting other than as set forth in the notice of meeting. If any other matters properly come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

RECORD DATE; SHARES OUTSTANDING AND ENTITLED TO VOTE

         Stockholders as of the record date, i.e., the close of business on June 10, 2005, are entitled to notice of and to vote at the meeting. As of the record date, there were 8,260,759 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote.

REQUIRED VOTES

         Election of Directors. Under Delaware law, the affirmative vote of the holders of a plurality of shares of common stock voting on this matter is required to elect each director. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. For purposes of the election of directors, abstentions and broker non-votes will each be included in the determination of the number of shares present for purposes of constituting a quorum, but will not be counted as shares voting on the matter (and will have no effect on the result of the vote).

         Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors. The ratification of the selection of PricewaterhouseCoopers LLP as independent auditors is being submitted to stockholders because the Board of Directors believes that such action follows sound corporate practice and is in the best interests of the stockholders. If the stockholders do not ratify the selection by the affirmative vote of a majority of the votes cast by the holders of our common stock present at the meeting and entitled to vote on this matter, the selection of independent auditors will be reconsidered by the Audit Committee of the Board of Directors. If the stockholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if the Audit Committee believes that such a change would be in our and our stockholders' best interests. For purposes of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors, abstentions and broker non-votes will each be included in the determination of the number of shares present for purposes of constituting a quorum, but will not be counted as votes cast (and will have no effect on the result of the vote).

         Other Matters. If any other matters are properly presented at the meeting for action, including a question of adjourning or postponing the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         Joseph S. Steinberg, Chairman of our Board of Directors, beneficially owns 781,620 shares of our common stock or approximately 9.5% of our common stock outstanding at the record date, excluding 575 shares of our common stock which Mr. Steinberg has the right to acquire upon exercise of stock options; and a trust for the benefit of Mr. Steinberg's children beneficially owns 27,532 shares of our common stock or approximately .3% of our common stock outstanding at the record date. Mr. Steinberg disclaims beneficial ownership of our common stock held by this trust. Ian M. Cumming, a director of our company, beneficially owns 633,159 shares of our common stock or approximately 7.7% of our common stock outstanding at the record date, excluding 575 shares of our common stock which Mr. Cumming has the right to acquire upon exercise of stock options. Leucadia National Corporation (together with its subsidiaries, "Leucadia") is the beneficial owner of 2,474,226 shares of our common stock or approximately 30.0% of our common stock outstanding at the record date. Mr. Steinberg is also a director, President and significant stockholder of Leucadia. Mr. Cumming is Chairman of the Board and a significant stockholder of Leucadia. In addition, the Cumming Foundation and the Joseph S. and Diane H. Steinberg 1992 Charitable Trust, private charitable foundations independently established by Messrs. Cumming and Steinberg, respectively, beneficially own 147,330 (1.8%) shares of our common stock and 2,381 (less than 0.1%) shares of our common stock outstanding at the record date, respectively. Mr. Cumming and Mr. Steinberg each disclaim beneficial ownership of our common stock held by their respective private charitable foundations. Leucadia has advised us that it intends, and Messrs. Cumming and Steinberg have advised us that they intend, to cause all of our common stock beneficially owned, and all of our common stock beneficially owned by charitable foundations established, by Mr. Cumming and Mr. Steinberg, to be voted in favor of each nominee named herein and for the ratification of the selection of independent auditors. In addition to Messrs. Cumming and Steinberg, all of our other directors and officers beneficially own 0.3% of our common stock outstanding at the record date.

VOTING AND REVOCATION OF PROXIES

         Stockholders are requested to vote by proxy in one of three ways:

               o    Use the toll-free telephone number shown on your proxy card;

               o Visit the Internet website at www.voteproxy.com and follow the on-screen instructions; or

               o Mail, date, sign and promptly return your proxy card in the enclosed postage prepaid envelope.

         Shares of our common stock represented by properly executed proxies received by us or proxies submitted by telephone or via the Internet, which are not revoked will be voted at the meeting in accordance with the instructions contained therein. If instructions are not given, proxies will be voted for election of each nominee for director named herein and for ratification of the selection of independent auditors.

         Voting instructions (including instructions for both telephonic and Internet proxies) are provided on the proxy card. The Internet and telephone proxy procedures are designed to authenticate stockholder identities, to allow stockholders to give voting instructions and to confirm that stockholders' instructions have been recorded properly. A control number, located on the proxy card, will identify stockholders and allow them to submit their proxies and confirm that their voting instructions have been properly recorded. Costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, must be borne by the stockholder. If you submit your proxy by Internet or telephone, it will not be necessary to return your proxy card.

         If your shares are held in the name of a bank or broker, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone proxies will depend on their voting procedures.

         If a stockholder does not return a signed proxy card or submit a proxy by the Internet or by telephone, and does not attend the meeting and vote in person, his or her shares will not be voted.

         Any proxy signed and returned by a stockholder or submitted by telephone or via the Internet may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of our company, at our address set forth herein, by executing and delivering a later-dated proxy (either in writing, by telephone or via the Internet) or by voting in person at the meeting. Attendance at the meeting will not in and of itself constitute revocation of a proxy.

"HOUSEHOLDING" OF ANNUAL REPORT AND PROXY MATERIALS

         We have adopted a procedure approved by the Securities and Exchange Commission called "householding." Under this procedure, stockholders of record who have the same address and last name will receive only one copy of our Annual Report and proxy statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

         Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

         If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Annual Report and/or the proxy statement, or if you hold in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our transfer agent, American Stock Transfer and Trust Company, (in writing: 59 Maiden Lane, New York, New York 10038; by telephone: in the U.S., Puerto Rico and Canada, 1-800-937-5449; outside the U.S., Puerto Rico and Canada, 1-718-921-8200).

         If we are householding materials to your address and you wish to receive a separate copy of the 2005 Annual Report or this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact American Stock Transfer as indicated above.

         Beneficial stockholders can request information about householding from their banks, brokers or other holders of record.

PROXY SOLICITATION

         We will bear the costs of solicitation of proxies for the meeting. In addition to solicitation by mail, directors, officers and our regular employees may solicit proxies from stockholders by telephone, telegram, in person or otherwise. These directors, officers and employees will not receive additional compensation, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them, and such custodians will be reimbursed for their reasonable expenses.

INDEPENDENT AUDITORS

         We have been advised that representatives of PricewaterhouseCoopers LLP, our independent auditors for 2004, will attend the meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                              ELECTION OF DIRECTORS

         At the meeting, six directors are to be elected to serve until the next meeting or until their successors are elected and qualified. All of the following nominees are currently serving as directors. The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote for the six nominees named by the Board of Directors and listed on the following table. The Board of Directors expects that each of the nominees will be available for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for such substitute nominees as the Board of Directors may propose. The following information is as of June 10, 2005.

Name and present position,              Age, period served as a director, other
if any, with our company                business experience during the last five
--------------------------              years and family relationships, if any
                                        ----------------------------------------

Patrick D. Bienvenue.................   Mr. Bienvenue, 50, has served as a
                                        director since August 1998. Since
                                        January 1996, Mr. Bienvenue has served
                                        in a variety of executive capacities
                                        with real estate related subsidiaries of Leucadia.

Paul J. Borden, President............   Mr. Borden, 56, has served as a director
                                        and our President since May 1998. Mr.
                                        Borden was a Vice President of Leucadia
                                        from August 1988 through October 2000,
                                        responsible for overseeing many of
                                        Leucadia's real estate investments.

Timothy M. Considine.................   Mr. Considine, 64, has served as a
                                        director since January 1992, serving as
                                        Chairman of the Board from 1992 to
                                        December 1999, and is employed on a
                                        part-time basis by Considine and
                                        Considine, an accounting firm in San
                                        Diego, California, where he was a
                                        partner from 1969 to 2002.

Ian M. Cumming.......................   Mr. Cumming, 64, has served as a
                                        director since May 1999. He has been a
                                        director and Chairman of the Board of
                                        Leucadia since June 1978 and a director
                                        and Chairman of the Board of The FINOVA
                                        Group Inc., a middle market lender in
                                        which Leucadia has an indirect 25%
                                        equity interest, since August 2001. Mr.
                                        Cumming has also been a director of
                                        Skywest, Inc., a Utah-based regional air carrier, since June 1986.

Michael A. Lobatz....................   Dr. Lobatz, 56, has served as a director
                                        since February 1995 and has been a
                                        practicing physician in San Diego,
                                        California since 1981.


Joseph S. Steinberg,
Chairman of the Board................   Mr. Steinberg, 61, has served as a
                                        director since August 1998 and as
                                        Chairman of the Board since December
                                        1999. Mr. Steinberg has been President
                                        of Leucadia since January 1979 and a
                                        director of Leucadia since December
                                        1978. In addition, he has served as a
                                        director of Jordan Industries Inc., a
                                        public company that owns and manages
                                        manufacturing companies, of which
                                        approximately 10.1% of the common stock
                                        is beneficially owned by Leucadia, since
                                        June 1988, FINOVA since August 2001 and
                                        White Mountains Insurance Group, Ltd., a publicly traded insurance holding company in which Leucadia has a less than 5% equity interest, since June
                                        2001.

         The Board of Directors recommends a vote FOR the above-named nominees.

                             INFORMATION CONCERNING
                   THE BOARD OF DIRECTORS AND BOARD COMMITTEES

MEETINGS AND COMMITTEES


         During 2004, the Board of Directors held five meetings and took action by unanimous written consent on two other occasions.

         The Board of Directors' has a standing Audit Committee and Compensation Committee.

         The functions of the Audit Committee are to assist the Board of Directors in fulfilling its responsibility to oversee the quality and integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent accountants, the performance of our independent accountants and significant financial matters. In discharging its duties, the Audit Committee has the sole authority to select (subject to stockholder ratification, which ratification is not binding on the Audit Committee), compensate, evaluate and replace the independent accountants, reviews and approves the scope of the annual audit, reviews and pre-approves the engagement of our independent accountants to perform audit and non-audit services and the related fees, meets independently with our independent accountants and senior management, reviews the integrity of our financial reporting process and reviews our financial statements and disclosures and certain Securities and Exchange Commission filings.

         During 2004, the Audit Committee met six times, including meetings with the independent auditors without management present. The Board of Directors has adopted a charter for the Audit Committee which is attached hereto as Annex A. The Audit Committee consists of Mr. Considine (Chairman) and Dr. Lobatz. Our Board has determined that each of Mr. Considine and Dr. Lobatz is independent, applying the National Association of Securities Dealers' listing standards for independence and that Mr. Considine is qualified as an audit committee financial expert within the meaning of regulations of the Securities and Exchange Commission.

         The Compensation Committee was formed in March 2005. The functions of the Compensation Committee are to determine and approve the compensation of our executive officers. The Compensation Committee consists of Mr. Steinberg.

         The Board of Directors does not have a nominating committee or a policy concerning stockholder nominations. As our common stock is traded on the OTC Bulletin Board Service, we are not subject to listing standards that would require director nominees to be selected or recommended by a majority of independent directors or a nominating committee comprised solely of independent directors. Because Mr. Steinberg, Mr. Cumming and Leucadia together beneficially own nearly 50% of the outstanding common stock of our company, the Board believes it is appropriate to have all directors involved in the process of nominating directors rather than delegate this responsibility to a smaller group of directors. As indicated above, under the listing standards of the National Association of Securities Dealers, Mr. Considine and Dr. Lobatz are independent directors serving on the Board. All current members of the Board of Directors have been re-nominated to serve as our directors.


         The Board does not believe that it is in our company's best interests to establish rigid criteria for the selection of prospective nominees inasmuch as the needs of our company change over time. Accordingly, the selection of prospective nominees would be based on skills relevant to the issues our company faces at the time of nomination. Nominees would be selected on the basis of their experience and qualifications, availability to devote sufficient time to the Board and the needs of the Company at that time. Candidates who may also become members of our Audit Committee would be required to have the financial experience necessary to perform the duties of a member of the Audit Committee and to satisfy the requirements of the Securities and Exchange Commission for membership on the Audit Committee. In 2004, the Board did not pay a fee to any third party to identify candidates.

         A stockholder entitled to vote in the election of directors may nominate one or more persons for election as directors at a meeting if written notice of that stockholder's intent to make the nomination has been given to us, with respect to an election to be held at an annual meeting of stockholders, not less than 120 days before the first anniversary of our proxy statement in connection with the last annual meeting, and, with respect to an election to be held at a special meeting of stockholders, not later than the tenth day following the date on which notice of the meeting is first given to stockholders. The notice shall include the name and address of the stockholder and his or her nominees, a representation that the stockholder is entitled to vote at the meeting and intends to nominate the person, a description of all arrangements or understandings between the stockholder and each nominee, other information as would be required to be included in a proxy statement soliciting proxies for the election of the stockholder's nominees, and the consent of each nominee to serve as a director of the company if so elected. We may require any proposed nominee to furnish other information as we may reasonably require to determine the eligibility of the proposed nominee to serve as a director of the company. We did not receive any nominations from stockholders for election as directors at the meeting. See "Proposals by Stockholders" for the deadline for nominating persons for election as directors for the 2006 annual meeting.

ATTENDANCE

         All directors attended at least 75% of the meetings of the Board of Directors and committees of the Board of Directors on which they served. It is our company's policy that directors are expected to dedicate sufficient time to the performance of his duties as a director, including by attending meetings of the stockholders, the Board of Directors and committees of which he is a member. All directors, other than Ian M. Cumming, attended the annual meeting of stockholders in August 2004.

COMMUNICATING WITH THE BOARD

         Stockholders and other parties interested in communicating directly with the Board of Directors as a group may do so by writing to the Board of Directors, c/o Corporate Secretary, HomeFed Corporation, 1903 Wright Place, Suite 220, Carlsbad, California 92008. The Corporate Secretary will review all correspondence and regularly forward to the Board of Directors a summary of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that the Corporate Secretary otherwise determines requires attention. Directors may at any time review a log of all correspondence received by the company that is addressed to members of the Board and request copies of all such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.

CODE OF PRACTICE

         We have a Code of Business Practice, which is applicable to all of our directors, officers and employees, and includes a Code of Practice applicable to our principal executive officers and senior financial officers. Both the Code of Business Practice and the Code of Practice are available without charge upon request. Requests should be addressed to Corporate Secretary, HomeFed Corporation, 1903 Wright Place, Suite 220, Carlsbad, California 92008. We intend to file with the Securities and Exchange Commission amendments to or waivers from our Code of Practice applicable to our principal executive officers and senior financial officers.

         The information contained in this proxy statement with respect to the Audit Committee charter and the independence of the non-management members of the Board of Directors shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that our company specifically incorporates it by reference in a filing.

                PRESENT BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

         Set forth below is certain information as of June 10, 2005, with respect to the beneficial ownership determined in accordance with Rule 13d-3 under the Securities Exchange act of 1934, as amended, of our common stock by
(1) each person who, to our knowledge, is the beneficial owner of more than 5% of our outstanding common stock, which is our only class of voting securities,
(2) each director and nominee for director, (3) each of the executive officers named in the Summary Compensation Table under "Executive Compensation," (4) the trust for the benefit of Mr. Steinberg's children and private charitable foundations established by Mr. Cumming and Mr. Steinberg and (5) all of our executive officers and directors as a group. Unless otherwise stated, the business address of each person listed is c/o HomeFed Corporation, 1903 Wright Place, Suite 220, Carlsbad, California 92008.


                                                                             Number of Shares
Name and Address                                                              and Nature of            Percent
of Beneficial Owner                                                        Beneficial Ownership       of Class
-------------------                                                        --------------------       --------
Leucadia National Corporation (a)..................................          2,474,226                 30.0%
Patrick D. Bienvenue...............................................              1,575  (b)              *
Paul J. Borden.....................................................              7,153  (c)              *
Timothy M. Considine...............................................              2,075  (d)              *
Ian M. Cumming.....................................................            633,734  (e)(f)         7.7%
Michael A. Lobatz..................................................              1,575  (b)              *
Curt R. Noland.....................................................              5,000  (g)              *
H. Pike Oliver.....................................................                 --                  --
Erin N. Ruhe.......................................................              5,000  (h)              *
Joseph S. Steinberg................................................            782,195  (f)(i)         9.5%
The Steinberg Children Trust.......................................             27,532  (j)             .3%
Cumming Foundation.................................................            147,330  (k)            1.8%
The Joseph S. and Diane H. Steinberg
     1992 Charitable Trust.........................................              2,381  (l)              *
All Directors and executive officers
   as a group (9 persons)..........................................           1,438,307 (m)            17.4%


-------------------
*  Less than .1%.

(a) The business address of this beneficial owner is 315 Park Avenue South, New York, New York 10010.

(b) Includes 575 shares that may be acquired upon the exercise of currently exercisable stock options.

(c) Includes 5,575 shares that may be acquired upon the exercise of currently exercisable stock options.

(d) Includes 500 shares held by the Seeseeanoh Inc. Retirement Plan. Mr. Considine and his wife are the sole owners of Seeseeanoh, a real estate company in San Diego, California. Also includes (i) 1,250 shares held by The Considine Family 1981 Trust, of which Mr. Considine and his wife are trustees and (ii) 325 shares that may be acquired upon exercise of currently exercisable stock options.

(e) Includes (i) 9,530 shares (.1%) beneficially owned by Mr. Cumming's wife (directly and through trusts for the benefit of Mr. Cumming's children of which Mr. Cumming's wife is trustee) as to which Mr. Cumming may be deemed to be the beneficial owner, (ii) 60,000 shares (.7%) held by a corporation which is 50% owned by Mr. Cumming and 50% owned by Mr. Cumming's wife and
     (iii) 575 shares that may be acquired upon the exercise of currently exercisable stock options. Does not include 2,474,226 shares held by Leucadia which Mr. Cumming may be deemed to beneficially own as a result of his beneficial ownership of Leucadia common shares. See "Certain Relationships and Related Transactions" in this proxy statement.

(f) Messrs. Cumming and Steinberg have an oral agreement pursuant to which they will consult with each other as to the election of a mutually acceptable Board of Directors of our company. The business address for Messrs. Cumming and Steinberg is c/o Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010.

(g) Includes 500 shares that may be acquired upon the exercise of currently exercisable stock options.

(h) Includes 2,500 shares that may be acquired upon the exercise of currently exercisable stock options. (i) Includes

(i) 3,676 shares (less than .1%) beneficially owned by Mr. Steinberg's wife and daughter as to which Mr. Steinberg may be deemed to be the beneficial owner, (ii) 61,793 shares (.7%) owned by a trust for the benefit of Mr. Steinberg's children and (iii) 575 shares that may be acquired upon the exercise of currently exercisable stock options. Does not include 2,474,226 shares held by Leucadia which Mr. Steinberg may be deemed to beneficially own as a result of his beneficial ownership of Leucadia common shares. See "Certain Relationships and Related Transactions" in this proxy statement.

(j) Mr. Steinberg disclaims beneficial ownership of all of our common stock held by this trust.

(k) Mr. Cumming is a trustee and President of the foundation and disclaims beneficial ownership of our common stock held by the foundation.

(l) Mr. Steinberg and his wife are trustees of the trust. Mr. Steinberg disclaims beneficial ownership of our common stock held by the trust.

(m) Includes 11,200 shares that may be acquired upon the exercise of currently exercisable stock options.

         As of June 10, 2005, Cede & Co. held of record 4,771,296 shares of our common stock (approximately 57.8% of our total common stock outstanding). Cede & Co. held such shares as a nominee for broker-dealer members of The Depository Trust Company, which conducts clearing and settlement operations for securities transactions involving its members.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth information in respect of the compensation of our President and Chief Executive Officer and each of our other executive officers whose total salary and bonus exceeded $100,000 in 2004 for services in all capacities to us and our subsidiaries during the years ended 2004, 2003 and 2002.



                                  Annual Compensation Compensation                      Long-term
                          --------------------------------------------------------------------------------------------
   Name and Principal                                               Other Annual        Options          All Other
       Position(s)        Year         Salary           Bonus       Compensation     (# of shares)     Compensation (3)
------------------------- ----         ------           -----       ------------     -------------     ------------
Paul J. Borden,           2004      $  246,200(1)     $  356,751      $ 84,662(2)        1,000          $  8,200
President                 2003         232,635(1)      1,006,619        89,780(2)          100             8,000
                          2002         226,189(1)        231,426       117,397(2)          100             8,000

Curt R. Noland,           2004      $  115,995        $  303,477       $  -                 -           $  8,200
Vice President            2003         113,620           603,409          -                 -              8,000
                          2002         110,318           153,309          -                 -              7,545

Erin N. Ruhe,             2004      $   95,472        $  253,300       $  -                 -           $  8,200
Vice President,           2003          78,805           302,364          -                 -              6,247
Treasurer
& Controller              2002          76,493            77,295          -                 -              5,552

(1) Included for 2004 is $21,000 and for 2003 and 2002 is $12,000 of director fees Mr. Borden received from our company.

(2) The executive maintains his primary residence in New Jersey. The information reflected above includes the incremental cost to us, valued in accordance with the disclosure rules of the Securities and Exchange Commission, of providing the executive with a temporary residence in California ($35,839, $36,830 and $35,343 in 2004, 2003 and 2002), airfare for travel to and from his primary residence ($38,715, $42,515 and $67,154 in 2004, 2003 and 2002) and transportation costs including the personal use of a company car while in California.

(3) Represents the contribution made by us to a defined contribution 401(k) plan on behalf of the named person.

                              Option Grants in 2004

         The following table shows all grants of options to the named executive officers in 2004.

                                                                                     Potential Realizable Value
                                                                                       At Assumed Annual Rates
                                                                                     of Stock Price Appreciation
                                            Individual Grants                            for Option Term (2)
                         ----------------------------------------------------------------------------------------
                          Securities       % of Total
                          Underlying         Options
                            Options        Granted to     Exercise
                            Granted         Employees       Price      Expiration
Name                     (# of shares)       in 2004      ($/share)       Date         5%($)          10%($)
----                     -------------       -------      ---------       ----         -----          ------
Paul J. Borden             1,000 (1)         100.0%        $44.50         8/24/09     $12,295         $27,168

(1) The options were granted pursuant to our 1999 Stock Incentive Plan to all of our directors at an exercise price equal to the fair market value of the shares of our common stock on the date of grant. The grant date of the options is August 24, 2004. These options become exercisable at the rate of 25% per year commencing one year after the date of grant.

(2) The potential realizable values represent future opportunity and have not been reduced to reflect the time value of money. The amounts shown under these columns are the result of calculations at the 5% and 10% rates required by the Securities and Exchange Commission, and are not intended to forecast future appreciation of the shares of our common stock and are not necessarily indicative of the values that may be realized by the named executive officer.

                     Aggregate Option Exercises in 2004 and
                         Option Values at Year End 2004

         The following table provides information as to options exercised by each of the named executives in 2004 and the value of options held by these executives at year end measured in terms of the last reported sale price for our common stock as of December 31, 2004, $50.01.

                                                                   Number of Shares
                                                                      Underlying               Value of
                                                                     Unexercised         Unexercised In-the-
                                                                      Options at           Money Options at
                                                                  December 31, 2004       December 31, 2004
                                                                  -----------------       -----------------
                            Number of Shares
                              Acquired Upon          Value           Exercisable/            Exercisable/
Name                       Exercise of Options     Realized         Unexercisable           Unexercisable
----                       -------------------     --------         -------------           -------------
Paul J. Borden                       -                  -            4,250/2,150         $  179,985/$52,759
Curt R. Noland                    2,000             $85,500             -   /500         $   -     /$21,255
Erin N. Ruhe                         -                  -              2,000/500         $   85,020/$21,255

                            Compensation of Directors

         In 2004, each director received a retainer of $21,000 for serving on the Board of Directors. In addition, Mr. Considine was paid $23,500 for serving as Chairman of the Audit Committee, and Mr. Lobatz was paid $15,750 for serving on the Audit Committee. In addition, under the terms of our 1999 Stock Incentive Plan, each director is automatically granted options to purchase 1,000 shares on the date on which the annual meeting of our stockholders is held each year. The purchase price of the shares covered by such options is the fair market value of such shares on the date of grant. These options become exercisable at the rate of 25% per year commencing one year after the date of grant. As of result of this provision, options to purchase 1,000 shares of our common stock at an exercise price of $44.50 per share were awarded to each director on August 24, 2004.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         As a result of the distribution of our common stock to Leucadia's shareholders in 1999, Joseph S. Steinberg, Chairman of the Board of HomeFed, and Ian M. Cumming, a director of HomeFed, together with their respective family members (excluding a trust for the benefit of Mr. Steinberg's children) beneficially own, at June 10, 2005, approximately 7.7% and 9.4%, respectively, of our outstanding common stock, before consideration of the common shares owned by Leucadia. In addition, the Cumming Foundation, a private charitable foundation independently established by Mr. Cumming, beneficially owns 147,330 (1.8%) shares of our outstanding common stock. Mr. Cumming disclaims beneficial ownership of the Company's common stock held by the Cumming foundation. Mr. Steinberg is also President and a director of Leucadia and Mr. Cumming is Chairman of the Board of Leucadia. At June 10, 2005, Mr. Steinberg and Mr. Cumming beneficially owned (together with their respective family members) approximately 12.7% and 11.5%, respectively, of Leucadia's outstanding common shares. The Cumming Foundation also beneficially owns 211,146 (0.2%) of Leucadia outstanding common shares. Mr. Cumming disclaims beneficial ownership of Leucadia's common shares held by the Cumming Foundation. In addition to their ownership of HomeFed common stock (directly and through family members), as a result of their beneficial ownership of Leucadia common shares, Messrs. Cumming and Steinberg each may be deemed to be the beneficial owner of the shares of HomeFed common stock owned by Leucadia.

         Set forth below is information concerning agreements or relationships between us and Leucadia and its subsidiaries.

INFRASTRUCTURE IMPROVEMENT BONDS

         In October 2002, we purchased from Leucadia all of the issued and outstanding shares of capital stock of CDS Holding Corporation ("CDS"), which through its majority-owned subsidiaries is the owner of the San Elijo Hills project. The acquisition of CDS was reviewed by a special committee of the Board of Directors consisting of Mr. Considine and Dr. Lobatz, who recommended that the Board of Directors approve the acquisition, after which the Board of Directors unanimously approved the acquisition.

         We are required to obtain infrastructure improvement bonds primarily for the benefit of the City of San Marcos prior to the beginning of lot construction work and warranty bonds upon completion of such improvements in the San Elijo Hills project. These bonds provide funds primarily to the City in the event we are unable or unwilling to complete certain infrastructure improvements in the San Elijo Hills project. Leucadia has obtained these bonds on behalf of CDS and its subsidiaries both before and after our acquisition of CDS. CDS is responsible for paying all third party fees related to obtaining the bonds. Should the City or others draw on the bonds for any reason, one of CDS's subsidiaries would be obligated to reimburse Leucadia for the amount drawn. As of March 31, 2005, the amount of outstanding bonds was approximately $28,200,000.

LOAN AGREEMENTS

         We have an unsecured $10,000,000 line of credit agreement with Leucadia. Loans outstanding under this line of credit bear interest at 10% per year. This agreement matures on February 28, 2007, although Leucadia had the right to terminate the line of credit on an annual basis if we are in default. We have made no borrowings under this facility during 2004 or 2005 (through May 31, 2005). We incurred commitment fees of $38,000 in 2004 and $16,000 in 2005 (through May 31, 2005).

ADMINISTRATIVE SERVICES AGREEMENT

         Since 1995, Leucadia has been providing administrative services and accounting services to us. Under the current administrative services agreement, Leucadia provides services to us for a monthly fee of $15,000. Pursuant to this agreement, Leucadia provides the services of Ms. Corinne A. Maki, our Secretary, in addition to various administrative functions. Ms. Maki is an officer of subsidiaries of Leucadia. The cost of services provided by Leucadia aggregated $195,000 from January 2004 through May 31, 2005.

         In December 2004, the term of the administrative services agreement was extended to December 31, 2005, and thereafter for successive annual periods unless terminated in accordance with its terms. Leucadia has the right to terminate the agreement by giving us not less than one year's prior notice, in which event the then monthly fee will remain in effect until the end of the notice period. We have the right to terminate the agreement, without restriction or penalty, upon 30 days prior written notice to Leucadia.

OFFICE SPACE

         We rent furnishings and office space at our corporate headquarters to Leucadia for a monthly rental equal to Leucadia's pro rata share of our original cost for such furnishings and space. From January 2004 through May 31, 2005, the rent paid by Leucadia to us totaled $82,000.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS*

         In March 2005, the Board of Directors appointed a compensation committee consisting of Joseph S. Steinberg. Prior to that time, the Board of Directors did not have a compensation committee and delegated to our President, in consultation with certain directors, the authority to determine the compensation to be paid to our executive officers who are company employees, while the Board of Directors awards stock options.

         Our compensation package for executive officers consists of three basic elements: (1) base salary; (2) annual bonus compensation; and (3) long-term incentives in the form of stock options granted pursuant to our 1999 stock incentive plan. Other elements of compensation include medical and life insurance benefits available to employees generally.

         These elements of compensation serve different purposes. Salary and bonus payments are designed mainly to reward current and past performance, while stock options are designed to provide strong incentive for superior long-term future performance and are directly linked to stockholders' interests because the value of the awards will increase or decrease based upon the future price of our common stock.

         A number of factors are considered in establishing compensation for executive officers. An executive officer's responsibilities, as well as the services rendered by the executive officer to us are considered in determining compensation levels. Bonuses are likely to vary widely from year to year, as they are based on objective measures, such as the number of lots sold and related cash flow, and on subjective criteria, such as the rate of progress made on obtaining entitlements for development on land owned by our company and on the degree of success in finding and purchasing new development opportunities. Neither base compensation nor bonus compensation is based on any specific formula. The Board of Directors believes that awarding stock options provides a strong incentive for long-term future performance. By means of our 1999 stock incentive plan, we seek to retain the services of persons now holding key positions and to secure the services of persons capable of filling such positions. From time to time, stock options may be awarded which, under the terms of our 1999 stock incentive plan, permit the executive officer or other employee to purchase shares of our common stock at not less than the fair market value of the shares of common sock at the date of grant. The extent to which the


---------------------
* The disclosure contained in this section of this Proxy Statement is not incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporate filings or portions thereof (including this Proxy Statement or the "Executive Compensation" section of this proxy statement) without specific reference to the incorporation of this section of this proxy statement.

employee realizes any gain is, therefore, directly related to increases in the price of our common stock and, therefore, stockholder value, during the period of the option. In certain circumstances, options having an exercise price below the fair market value of our common stock on the date of grant may be issued (although none have been granted to date). Options granted to executive officers generally become exercisable at the rate of 20% per year, commencing one year after the date of grant. The number of stock options awarded to an executive officer is generally not based on any specific formula, but rather on a subjective assessment of the executive's performance and our company's performance. In addition, under the terms of our 1999 stock incentive plan, each director is automatically granted options to purchase 1,000 shares on the date on which the annual meeting of our stockholders is held each year. In August 2004, pursuant to this automatic grant, Paul J. Borden was granted options to purchase 1,000 shares of our common stock with an exercise price of $44.50 per share, which become exercisable at the rate of 25% per year, commencing one year after the date of grant.

         The 1999 stock incentive plan was amended in 2004 following approval of the Board and stockholders to increase to 300,000 the number of shares of common stock that would be available under the plan for issuance pursuant to stock options, restricted stock or stock appreciation rights.

         Under the provisions of Section 162(m) of the Internal Revenue Code of 1986, we would not be able to deduct compensation to our executive officers whose compensation is required to be disclosed in our proxy statement for such year in excess of $1 million per year unless such compensation was within the definition of "performance-based compensation" or meets certain other criteria. To qualify as "performance-based compensation," in addition to certain other requirements, compensation generally must be based on achieving certain pre-established objective performance criteria. The Board of Directors believes that compensation at such levels is not likely to be a recurring event and that it is in our best interest to retain maximum flexibility in our compensation programs to enable us to appropriately reward, retain and attract the executive talent necessary to our company's success. The Board recognizes that in appropriate circumstances compensation that is not deductible under Section 162(m) may be warranted and could be paid in the Board of Directors' discretion, especially in light of the availability to our company of tax loss carryforwards.

         Compensation of the Chief Executive Officer. Mr. Borden's annual salary was $214,189 beginning in 2002 and was increased to $220,635 in 2003 and to $225,200 in 2004. Mr. Borden's 2004 performance bonus was $356,751. Of this amount, $350,000 was determined by the Board of Director's (without Mr. Borden's participation) based on its subjective evaluation of Mr. Borden's contribution over the past years to the company; the balance of the bonus was a year-end bonus based on a percentage of salary, paid to all employees.

         Mr. Borden maintains his primary residence in New Jersey. We reimburse him for costs of maintaining a temporary residence in California, airfare to and from his primary residence and transportation costs including the personal use of a company car while in California. Such reimbursements are considered to be taxable compensation reportable by Mr. Borden under federal income tax rules, which results in a net cash cost to him, even though he does not gain any incremental financial benefit from these reimbursements. As a result, beginning in 2005, the Board of Directors (without Mr. Borden's participation) has agreed to pay Mr. Borden additional compensation which, after taxes, will provide him with sufficient funds to pay the taxes due on the expense amounts reimbursed by us. In addition, in March 2005, the Board of Directors agreed to pay Mr. Borden a bonus of $215,663 for the additional taxable compensation reported by Mr. Borden for reimbursements made with respect to prior periods.

         The foregoing report is submitted by Joseph S. Steinberg, the sole member of the Compensation Committee.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10 percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of the copies of such forms furnished to us and written representations from our executive officers, directors and greater than 10% beneficial stockholders, we believe that during the year ended December 31, 2004, all persons subject to the reporting requirements of Section 16(a) filed the required reports on a timely basis, except that a Form 4 was inadvertantly not timely filed by Joseph S. Steinberg to report the acquisition of beneficial ownership of Common Stock upon the transfer of such shares from a trust for the benefit of Mr. Steinberg's children of which he did not have beneficial ownership to another trust for the benefit of Mr. Steinberg's children of which he does have beneficial ownership. Mr. Steinberg subsequently filed a Form 4 to report the transaction.

                     STOCKHOLDER RETURN PERFORMANCE GRAPH**

         Set forth below is a graph comparing the cumulative total stockholder return on common stock against cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Homebuilding-500 Index for the period commencing December 31, 1999 to December 31, 2004. Index data was furnished by Standard & Poor's Compustat Services, Inc.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF OUR COMPANY, S&P 500 Index and S&P HOMEBUILDING INDEX

         The following graph assumes that $100 was invested on December 31, 1999 in each of our common stock, the S&P 500 Index and the S&P Homebuilding Index and that all dividends were reinvested.


                                INDEXED RETURNS
                                  YEARS ENDING

                        BASE
                        PERIOD
COMPANY INDEX           DEC 99     DEC 00     DEC 01     DEC 02     DEC 03     DEC 04
HOMEFED CORP            $ 100     $ 97.14    $108.57    $165.71     $331.43   $571.54
S&P 500                   100       90.90      80.09      62.39       80.29     89.03
S&P 500 HOMEBUILDING      100      156.89     200.34     199.21      394.06    526.62

--------------------------
** The disclosure contained in this section of the Proxy Statement is not incorporated by reference into any of our prior filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that incorporated future filings or portions thereof (including this proxy statement or the "Executive Compensation" section of this proxy statement).

                             AUDIT COMMITTEE REPORT

         The following is the report of our Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2004.

REVIEW WITH MANAGEMENT

         The Audit Committee reviewed and discussed our audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT AUDITORS

         The Audit Committee discussed the company's audited financial statements with management, which has primary responsibility for the financial statements. PricewaterhouseCoopers LLP, our independent auditors, is responsible for expressing an opinion on the conformity of the company's audited financial statements with accounting principles generally accepted in the United States of America. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) regarding the auditor's judgments about the quality of our company's accounting principles as applied in its financial reporting.

         The Audit Committee also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee also concluded that PricewaterhouseCoopers LLP's provision of audit and non-audit services to the company and its subsidiaries, as described in this Proxy Statement, is compatible with PricewaterhouseCoopers LLP's independence.

CONCLUSION

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that its audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the Securities and Exchange Commission and selected Pricewaterhouse Coopers LLP as the independent auditor for 2005.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

         Timothy M. Considine
         Michael A. Lobatz

         The information contained in the foregoing report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that our company specifically incorporates it by reference in a filing.


                        INDEPENDENT ACCOUNTING FIRM FEES

         The Audit Committee has adopted policies and procedures effective May 2003 for pre-approving all audit and non-audit work performed by our company's independent auditor, PricewaterhouseCoopers LLP. Specifically, the Audit Committee has pre-approved certain specific categories of audit work and assistance in complying with the Sarbanes-Oxley Act of 2002 and an annual amount for each category. For additional services or services in an amount above the annual amount that has been pre-approved, additional authorization from the audit committee is required. The Audit Committee has delegated to the Committee chair the ability to pre-approve both general pre-approvals (where no specific, case-by-case approval is necessary) and specific pre-approvals. Any pre-approval decisions made by the Committee chair under this delegated authority will be reported to the full Audit Committee. All requests for services to be provided by PricewaterhouseCoopers LLP that do not require specific approval by the audit committee must be submitted to the Controller of our company, who determines that such services are in fact within the scope of those services that have been pre-approved by the Audit Committee. The Committee chair receives continual updates from the independent auditor on its work related to compliance with the Sarbanes-Oxley Act of 2002 and the Controller reports to the entire Audit Committee periodically, including as to meetings with the independent auditor.

         The following table sets forth the aggregate fees incurred by us for the following periods relating to our independent accounting firm, PricewaterhouseCoopers LLP:

                                           Fiscal Year Ended December 31,
                                               2004               2003
                                               ----               ----

            Audit Fees...................   $  85,800          $ 87,500
            Audit Related Fees...........     190,000             4,000
                                            ----------         ---------
                                            $ 275,800          $ 91,500
                                            ==========         =========


         In the table above, in accordance with the Securities and Exchange Commission's definitions and rules, "audit fees" are fees paid to PricewaterhouseCoopers LLP for professional services for the audit of our company's consolidated financial statements included in our Form 10-K and review of financial statements included in our Form 10-Qs, and for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements. In 2004, "audit-related fees" consisted of professional services rendered for the audit of management's assessment of internal controls over financial reporting, the audit of the Company's internal control over financial reporting and other regulatory matters related to the compliance with the Sarbanes-Oxley Act. All such services were approved by the Audit Committee.

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         The Board of Directors recommends that the stockholders ratify the selection of PricewaterhouseCoopers LLP, certified public auditors, as independent auditors to audit our accounts and those of our subsidiaries for 2005. The Audit Committee approved the selection of PricewaterhouseCoopers LLP as our independent auditors for 2005. PricewaterhouseCoopers LLP are currently our independent auditors.

         The Board of Directors recommends a vote FOR this proposal.

                      ANNUAL REPORT AND COMPANY INFORMATION

         A copy of our 2004 Annual Report to stockholders on Form 10-K, as amended, is being furnished to stockholders concurrently herewith. Exhibits to the Annual Report will be furnished to stockholders upon payment of photocopying charges.

                            PROPOSALS BY STOCKHOLDERS

         Proposals that stockholders wish to include in our proxy statement and form of proxy for presentation at our 2006 annual meeting of stockholders must be received by us at 1903 Wright Place, Suite 220, Carlsbad, California 92008, Attention of Corinne A. Maki, Secretary, no later than February 21, 2006.

         Any stockholder proposal must be in accordance with the rules and regulations of the Securities and Exchange Commission. With respect to proposals submitted by a stockholder other than for inclusion in our 2006 proxy statement and related form of proxy, timely notice of any stockholder proposal must be received by us in accordance with our by-laws and our rules and regulations no later than February 21, 2006. Any proxies solicited by the Board of Directors for the 2006 annual meeting may confer discretionary authority to vote on any proposals notice of which is not timely received.

         IT IS IMPORTANT THAT YOUR PROXY BE RETURNED PROMPTLY, WHETHER BY MAIL, BY THE INTERNET OR BY TELEPHONE. THE PROXY MAY BE REVOKED AT ANY TIME BY YOU BEFORE IT IS EXERCISED. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW ANY PROXY (INCLUDING AN INTERNET OR TELEPHONIC PROXY) AND VOTE YOUR OWN SHARES.

                                          By Order of the Board of Directors.

                                          /s/ Corinne A. Maki

                                          CORINNE A. MAKI
                                          Secretary

                                                                         ANNEX A

                               HOMEFED CORPORATION

                             AUDIT COMMITTEE CHARTER

This Charter is intended as a component of the flexible framework within whichthe Board of Directors of the Company (the "Board"), assisted by its committees,directs the affairs of the Company. While it should be interpreted in thecontext of all applicable laws, regulations and listing requirements, as well as in the context of the Company's Certificate of Incorporation and Bylaws, it is not intended to establish by its own force any legally binding obligations.

PURPOSE

         The primary purpose of the Audit Committee (the "Committee") is to assist the Board in overseeing (i) the conduct and integrity of financial reports and other financial information provided by the Company to governmental or regulatory bodies, the public or other users, (ii) the Company's systems of internal accounting and financial and disclosure controls, (iii) compensation of the Company's independent auditor, its independence, its conduct of the annual audit and its engagement for any other services, and (v) the preparation of the audit committee report required by SEC rules to be included in the Company's annual proxy statement.

         In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention or deemed appropriate by it. The Committee shall have full access to all books, records, facilities and personnel of the Company and shall have the power to retain outside counsel, independent auditors and other experts and advisers. The Board and the Committee are in place to represent the Company's stockholders; accordingly, the independent auditor is ultimately accountable to the Board and the Committee.

         The Committee's job is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee recognizes that financial management and the independent auditors have more time, knowledge and detailed information regarding the Company than do Committee members. Accordingly, in carrying out its oversight responsibilities, the Committee will not provide any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.

The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP

         The Committee shall be comprised of not less than two members of the Board.

KEY RESPONSIBILITIES

o The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may perform any other duties deemed necessary or appropriate by the Committee or the Board or as are imposed by law, accounting standards or similar requirements.

o The Committee shall review and discuss with management and the independent auditor the Company's financial statements, including, prior to public release, annual audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders if distributed prior to the filing of Form 10-K), and interim financial statements to be included in the Company's quarterly reports, to be filed with the Securities and Exchange Commission (the "SEC") (including (a) any certification regarding the financial statements or the Company's internal accounting and financial controls and procedures and disclosure controls or procedures filed with SEC by the Company's senior executive and financial officers; and (b) the matters required to be discussed with the independent auditor by Statement of Auditing Standards ("SAS") No. 61, as such statement may be amended from time to time, including, without limitation, the amendments contained in SAS No. 90, and by SAS 100).

o The Committee shall review and discuss with management and the independent auditor (i) all critical accounting policies and practices used by the Company; (ii) any material alternative accounting treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm; and (iii) material written communications between the independent auditor and the management, such as any management letter or schedule of unadjusted differences.

o The Committee shall prepare a report to be included in the Company's annual proxy statement stating whether or not the Committee: (i) has reviewed and discussed the audited financial statements with management; (ii) has discussed with the independent auditor the matters required to be discussed by SAS No. 61 and 90; (iii) has received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1, as may be modified and supplemented, and has discussed with it its independence; and (iv) based on the review and discussions referred to above, the members of the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for filing with the SEC.

o The Committee shall discuss with management and the independent auditor significant issues regarding accounting principles and policies, as well as the quality and adequacy of the Company's internal controls.

o The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the independent auditor.

o    The Committee shall:

          o    approve the fees to be paid to the independent auditor;

          o review and pre-approve any audit and permitted non-audit services (including the fees and terms thereof) provided by the Company's independent auditor (with pre-approvals disclosed as required in the Company's periodic public filings);

          o request from the independent auditor annually, and review, a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard Number 1 (as modified or supplemented);

          o discuss with the independent auditor any such disclosed relationships and their impact on the independent auditor's independence, and recommend that the Board take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence; and

          o evaluate, and assure the regular rotation of, the lead audit partner of the independent auditor as required by law.

                        ANNUAL MEETING OF STOCKHOLDERS OF

                               HOMEFED CORPORATION

                                  July 12, 2005



                            PROXY VOTING INSTRUCTIONS

MAIL
----
                                                     ---------------------------
Date, sign and mail your proxy card                  COMPANY NUMBER
in the envelope provided as soon as                  ---------------------------
possible.  -or-                                      ACCOUNT NUMBER
                                                     ---------------------------
TELEPHONE                                            CONTROL NUMBER
---------                                            ---------------------------

Call toll-free 1-800-PROXIES (1-800-776-9437)
from any touch-tone telephone and follow the instructions. Have your control number and the proxy card available when you call.
-or-

INTERNET
--------

Access the web page at www.voteproxy.com and follow the on-screen instructions.
Have your control number available when
you access the web page.

--------------------------------------------------------------------------------
          You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.
--------------------------------------------------------------------------------


          Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet

--------------------------------------------------------------------------------

                                      PROXY

                               HOMEFED CORPORATION

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF STOCKHOLDERS, JULY 12, 2005 at 1:30 P.M.

         The undersigned stockholder of HomeFed Corporation (the "Company") hereby appoints Paul J. Borden, Erin Ruhe and Corinne A. Maki and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of HomeFed Corporation to be held at Grand Pacific Palisades Resort and Hotel, 5805 Armada Drive, Carlsbad, California 92008, the Terrace Room on July 12, 2005 at 1:30 p.m., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

         Receipt of the Notice of Annual Meeting of Stockholders dated June 20, 2005, the Proxy Statement furnished herewith, and a copy of the Annual Report to Stockholders for the year ended December 31, 2004 is hereby acknowledged.

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 AND PURSUANT TO ITEM 3.

                (Continued and to be signed on the reverse side)


NY2:\1548098\01\X6$Q01!.DOC\64909.0003

                           Please date, sign and mail
          your proxy card in the envelope provided as soon as possible.


                         Annual Meeting of Stockholders

                               HOMEFED CORPORATION

                                  July 12, 2005

       [Graphic] Please detach and mail in the envelope provided [Graphic]

--------------------------------------------------------------------------------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW
                   AND FOR PROPOSAL 2 AND PURSUANT TO ITEM 3.
        PLEASE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
            PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

--------------------------------------------------------------------------------


Item 1.  Election of Directors.                           NOMINEES

[ ]  FOR ALL NOMINEES                        [Graphic]  Patrick D. Bienvenue
                                             [Graphic]  Paul J. Borden
[ ]  WITHHOLD AUTHORITY FOR ALL              [Graphic]  Timothy M. Considine
     NOMINEES                                [Graphic]  Ian M. Cumming
                                             [Graphic]  Michael A. Lobatz
[ ]  FOR ALL EXCEPT                          [Graphic]  Joseph S. Steinberg
     (See instructions below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as show here: [Graphic]


Item 2. Ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Company for 2005.

       FOR            AGAINST           ABSTAIN

      [  ]             [  ]              [  ]

Item 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournment of the Meeting.


To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be substituted via this method.


(Signature)                          (Signature if held jointly)                            Dated:           , 2005
            ------------------------                             -------------------------         ----------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.